Exhibit 24

Power of Attorney

We, the undersigned, Directors of Perini Corporation, hereby severally constitute Robert Band and Michael E. Ciskey, and each of them singly, our true and lawful attorneys, with full power to them and to each of them to sign for us, and in our names in the capacities indicated below, any Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission and any and all amendments to said Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said Attorneys to said Annual Report on Form 10-K and to any and all amendments thereto and generally to do all such things in our names and behalf and in our said capacities as will enable Perini Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission.

WITNESS our hands and common seal on the date set forth below.

/s/Peter Arkley                                              Director       March 4, 2005
Peter Arkley                                                                    Date

/s/Robert Band                                               Director       March 4, 2005
Robert Band                                                                     Date

/s/Willard W. Brittain                                       Director       March 4, 2005
Willard W. Brittain                                                             Date

/s/James A. Cummings                                         Director       March 4, 2005
James A. Cummings                                                               Date

/s/Frederick Doppelt                                         Director       March 4, 2005
Frederick Doppelt                                                               Date

/s/Robert A. Kennedy                                         Director       March 4, 2005
Robert A. Kennedy                                                               Date

/s/Michael R. Klein                                          Director       March 4, 2005
Michael R. Klein                                                                Date

/s/Robert L. Miller                                          Director       March 4, 2005
Robert L. Miller                                                                Date

/s/Raymond R. Oneglia                                        Director       March 4, 2005
Raymond R. Oneglia                                                              Date

/s/Martin Shubik                                             Director       March 4, 2005
Martin Shubik                                                                   Date

/s/Ronald N. Tutor                                           Director       March 4, 2005
Ronald N. Tutor                                                                 Date